1 CenterPoint Energy Reports Q2 Earnings and Provides Update on Hurricane Beryl Action Plan for Improved Emergency Response Houston – July 30, 2024 - CenterPoint Energy, Inc. (NYSE: CNP) or “CenterPoint” today reported its second quarter 2024 earnings, reaffirmed its 2024 earnings guidance, and provided an update on its response to Hurricane Beryl, including the actions the company is taking to improve its emergency preparedness and response and customer communications. “We are privileged to serve one of the most dynamic cities in the United States. We understand with that privilege comes the responsibility of supporting and communicating clearly with our customers during emergency events such as Hurricane Beryl,” said CenterPoint President and CEO Jason Wells. CenterPoint’s mission is building and operating the most resilient coastal grid anywhere in the country with best-in- class communications. The company’s plan, which was submitted to the Public Utility Commission of Texas last week, focuses on three classes of priorities and details a series of initial actions that the company will take both immediately and long-term, including: • Resiliency Investments: By accelerating adoption of the latest construction standards, retrofitting existing assets on an accelerated basis, and using predictive modeling, AI and other advanced technologies, CenterPoint will harden its distribution system and speed restoration. The company will also take action to protect its electrical assets by nearly doubling the size of its vegetation management crews and targeting higher risk vegetation to address the number one cause of damage and outages in Hurricane Beryl. • Best-in-Class Customer Communications: To ensure customers have the information they need when they need it, CenterPoint will launch a new and more customer-oriented outage tracker by August 1. This online tool will provide better and more complete information during storms and is designed to handle increased demand during such events. • Strengthened Partnerships: Effective emergency preparedness and response requires close coordination with government officials. CenterPoint will hire a seasoned emergency response leader to help the company rapidly accelerate its planning capabilities and develop close community partnerships to ease the burden of storm events on more vulnerable communities. “We have already begun implementing solutions to improve customer outcomes, but we have more work to do. We will be taking further steps as we continue to learn from engagement with customers, community stakeholders and regulators, as well as complete broader after-action reviews,” said Wells. For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Jackie Richert / Ben Vallejo Phone 713.207.6500

2 CenterPoint reported income available to common shareholders of $228 million on a GAAP basis and $234 million on a non-GAAP basis, or $0.36 per diluted share on both a GAAP and non-GAAP basis for the second quarter of 2024. The company will discuss its quarterly results on its scheduled earnings call. Earnings Outlook In addition to presenting its financial results in accordance with GAAP, including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, CenterPoint provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Management evaluates CenterPoint’s financial performance in part based on non-GAAP income and non-GAAP earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation tables of this news release, where applicable. CenterPoint’s non-GAAP income and non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 2023 and 2024 non-GAAP EPS; 2024 non-GAAP EPS guidance range • 2023 and 2024 non-GAAP EPS and 2024 non-GAAP EPS guidance excludes: ◦ Earnings or losses from the change in value of CenterPoint’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities; and ◦ Gain and impact, including related expenses, associated with mergers and divestitures, such as the divestiture of Energy Systems Group, LLC and our Louisiana and Mississippi natural gas local distribution company (“LDC”) businesses. In providing 2023 and 2024 non-GAAP EPS and 2024 non-GAAP EPS guidance, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2024 non-GAAP EPS guidance ranges also consider assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2024 non-GAAP EPS guidance ranges may not be met, or the projected annual non-GAAP EPS growth rate may change. CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

3 Reconciliation of consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended June 30, 2024 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 228 $ 0.36 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $4) (2)(3) (15) (0.02) Indexed debt securities (net of taxes of $3) (2) 15 0.02 Impacts associated with mergers and divestitures (net of taxes of $1) (2) 6 0.01 Consolidated on a non-GAAP basis (4) $ 234 $ 0.36 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Bros. Discovery, Inc. 4) The calculation on a per-share basis may not add down due to rounding. Reconciliation of consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended June 30, 2023 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 106 $ 0.17 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $6) (2)(3) 25 0.04 Indexed debt securities (net of taxes of $7) (2) (27) (0.04) Impacts associated with mergers and divestitures (net of taxes of $54) (2)(4) 74 0.12 Consolidated on a non-GAAP basis (5) $ 178 $ 0.28 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the operating results of Energy Systems Group, as well as cash taxes payable and other tax impacts related to the sale of Energy Systems Group, are excluded from non-GAAP EPS. 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Bros. Discovery, Inc. 4) Includes $4.4 million of pre-tax operating loss related to Energy Systems Group, a divested non-regulated business, as well as the $13 million loss on sale and approximately $2 million of other indirect related transaction costs associated with the divestiture. 5) The calculation on a per-share basis may not add down due to rounding.

4 Filing of Form 10-Q for CenterPoint Energy, Inc. Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission (“SEC”) its Quarterly Report on Form 10- Q for the quarter ended June 30, 2024. A copy of that report is available on the company’s website, under the Investors section. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the company and to communicate important information about the company, key personnel, corporate initiatives, regulatory updates, and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our company to review the information we post on our website. Webcast of Earnings Conference Call CenterPoint’s management will host an earnings conference call on July 30, 2024, at 7:00 a.m. Central time / 8:00 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call on the company’s website under the Investors section. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the website for at least one year. About CenterPoint Energy, Inc. As the only investor-owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio, and Texas. As of June 30, 2024, the company owned approximately $41 billion in assets. With approximately 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. Forward-looking Statements This news release includes, and the earnings conference call will include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this news release and the earnings conference call are forward-looking statements made in good faith by CenterPoint and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this news release or on the earnings conference call include statements about Houston Electric’s hurricane preparedness and response initial action plan, capital investments (including with respect to incremental capital opportunities, deployment of capital, renewables projects, and financing of such projects), the timing of and projections for upcoming rate cases for CenterPoint and its subsidiaries, the transmission and distribution system resiliency plan filed by Houston Electric with the Public Utility Commission of Texas, the timing and extent of CenterPoint's recovery, including with regards to its restoration costs for the May 2024 storm events and Hurricane Beryl, generation transition plans and projects, projects included in CenterPoint's Natural Gas Innovation Plan and System Resiliency Plan, and projects included under its 10-year capital plan, the extent of anticipated benefits of new legislation, the pending sale of our Louisiana and Mississippi natural gas LDC businesses, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including with respect to the restoration costs for the May 2024 storm events and Hurricane Beryl and the timing of any future equity issuances, securitization, credit metrics and parent level debt), the timing and anticipated benefits of our generation transition plan, including our exit from coal and our 10-year capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, CenterPoint’s continued focus on liquidity and credit ratings, tax planning opportunities, future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, expected customer growth, and sustainability strategy, including our net zero and carbon emissions reduction goals. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often

5 do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Each forward-looking statement contained in this news release or discussed on the earnings conference call speaks only as of the date of this release or the earnings conference call. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the announced sale of our Louisiana and Mississippi natural gas LDC businesses, and the completed sale of Energy Systems Group, LLC, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint’s service territories and changes in market demand; (3) CenterPoint’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital and inflation, interest rates and instability of banking institutions, and their effect on sales, prices and costs; (5) disruptions to the global supply chain and volatility in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to the May 2024 storm events and Hurricane Beryl, Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative and regulatory actions and developments, including any actions resulting from the May 2024 storm events and Hurricane Beryl, as well as tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint’s net zero and carbon emissions reduction goals; (9) the impact of pandemics; (10) weather variations and CenterPoint’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (11) the impact of potential wildfires; (12) changes in business plans; (13) CenterPoint’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed in CenterPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and CenterPoint’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by CenterPoint, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov.